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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 9, 1995




                             Eli Lilly and Company
             (Exact name of registrant as specified in its charter)



        Indiana                       1-6351                     35-0470950
(State or other jurisdic-          (Commission                  (IRS Employer
 tion of incorporation)            File Number)              Identification No.)


  Lilly Corporate Center, Indianapolis, Indiana                      46285
    (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (317) 276-2000


                                   No Change
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

Exhibit
Number                                      Exhibit
-------                                     -------

  (1) Distribution Agreement, dated as of November 9, 1995, among Eli Lilly and Company and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., relating to the issuance and sale by Eli Lilly and Company of $500,000,000 aggregate principal amount of its Medium-Term Notes.

                                       2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ELI LILLY AND COMPANY
                                               (Registrant)


                                         By:        /s/ Edwin W. Miller
                                             -----------------------------------
                                                        Edwin W. Miller
                                                Vice President and Treasurer
Dated:  November 22, 1995


                                       3
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                                 Exhibit Index


Exhibit                             Description
Number                               of Exhibit                           Page
-------                             -----------                           ----

  (1) Distribution Agreement, dated as of November 9, 1995, among Eli Lilly and Company and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., relating to the issuance and sale by Eli Lilly and Company of $500,000,000 aggregate principal amount of its Medium-Term Notes.

                                       4